SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	January 17, 2007
(Date of earliest event reported)	January 17, 2007

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)
Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103-4298

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 7.01		Regulation FD.

On January 17, 2007 ONEOK, Inc. and ONEOK Partners, L.P. announced that they will release their fourth-quarter and year-end 2006 earnings after the market closes on Monday, February 26, 2007. A joint conference call will be held the following day on February 27, 2007, at 11:00 a.m. Eastern Standard Time (10:00 a.m. Central Standard Time). The conference call number is 866-814-8448, pass code 1024620. The call will also be carried live at www.oneok.com and www.oneokpartners.com. A replay will be available on both web sites beginning at 1:00 p.m. Central Standard Time on February 27, 2007 and ending at midnight March 4, 2007. The playback call may be accessed at 866-837-8032, pass code 1024620.

Item 9.01		Financial Statements and Exhibits
Exhibits
	99.1	Press release issued by ONEOK, Inc and ONEOK Partners, L.P. dated January 17, 2007.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	January 17, 2007	By:	/s/ Curtis Dinan
Curtis Dinan
Senior Vice President - Chief Financial Officer and Treasurer

3